      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 6, 2001
                                            REGISTRATION STATEMENT NO. 333-33356

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         POST EFFECTIVE AMENDMENT NO. 1

                                       TO

                                    FORM S-1

                             REGISTRATION STATEMENT

                                     UNDER

                           THE SECURITIES ACT OF 1933

                    SECURITY ASSOCIATES INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)

              DELAWARE                                  7382                           87-0467198
    (State or Other Jurisdiction            (Primary Standard Industrial            (I.R.S. Employer
  of Incorporation or Organization)          Classification Code Number)           Identification No.)

                 2101 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 150,
             ARLINGTON HEIGHTS, ILLINOIS 60005-4142 (847) 956-8650

              (Address, Including Zip Code, and Telephone Number,
       Including Area Code, of Registrant's Principal Executive Offices)

                                JAMES S. BRANNEN
                                   PRESIDENT
                    SECURITY ASSOCIATES INTERNATIONAL, INC.
                  2101 SOUTH ARLINGTON HEIGHTS ROAD, SUITE 150
                     ARLINGTON HEIGHTS, ILLINOIS 60005-4142
                                 (847) 956-8650
           (Name, Address, Including Zip Code, and Telephone Number,
                   Including Area Code, of Agent for Service)

                                   COPIES TO:
                             JEFFERY A. SCHUMACHER
                            SACHNOFF & WEAVER, LTD.
                         30 S. WACKER DRIVE, 29TH FLOOR
                          CHICAGO, ILLINOIS 60606-7484
                          TELEPHONE NO. (312) 207-1000

                  -------------------------------------------

                         DE-REGISTRATION OF SECURITITES


         This Post-Effective Amendment No. 1 amends the Registration Statement on Form S-1 (Registration No. 333-33356) which registered under the Securities Act of 1933, 3,918,600 shares for resale by certain selling stockholders, declared effective on April 11, 2000.

         This Post-Effective Amendment No. 1 is filed to de-register 3,918,600 shares registered for resale by certain selling stockholders, pursuant to Registration No. 333-33356.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Post Effective Amendment No. 1 to Registration Statement No. 333-33356 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Arlington Heights, State of Illinois, on June 5, 2001.

                                       SECURITY ASSOCIATES INTERNATIONAL, INC.

                                             By: /s/ James S. Brannen
                                                 ----------------------------
                                                 James S. Brannen
                                                 President

         Pursuant to the requirements of the Securities Act of 1933, this Post Effective Amendment No. 1 to Registration Statement No. 333-33356 has been signed by the following persons in the capacities on the 5th day of June, 2001.

           Signature                                     Title
           ---------                                     -----

/s/ James S. Brannen          President  (Principal  Executive  Officer), Chief
--------------------
James S. Brannen              Financial Officer (Principal Financial and
                                Accounting Officer) and Director


/s/ Ronald I. Davis           Director
-------------------
Ronald I. Davis

/s/ Thomas J. Salvatore       Director
-----------------------
Thomas J. Salvatore

/s/ Douglas Oberlander        Director
----------------------
Douglas Oberlander

/s/ Michael B. Jones          Director
--------------------
Michael B. Jones



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